EXHIBIT 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT dated as of June 30, 2009 (the “Amendment”) is entered into among Newell Rubbermaid Inc., a Delaware corporation (the “Borrower”), the Lenders party hereto and Bank of America, N.A., as Administrative Agent. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Lenders and Bank of America, N.A., as Administrative Agent entered into that certain Credit Agreement dated as of September 19, 2008 (as amended or modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement as set forth below;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. The principal amortization payment on the Term Loan in Section 3.01 of the Credit Agreement due on September 19, 2009 shall be moved up and be due and payable on June 30, 2009.

2. This Amendment shall be effective upon receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Borrower, the Majority Lenders and Bank of America, N. A., as Administrative Agent.

3. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

4. This Amendment and the rights and obligations of the parties hereunder shall be governed by and construed and interpreted in accordance with the laws of the State of New York.

[Signature pages follow]

Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:	NEWELL RUBBERMAID INC., a Delaware corporation

	By:	/s/ Dale Metz
	Name:	Dale Metz
	Title:	Vice President and Treasurer

NEWELL RUBBERMAID INC.

FIRST AMENDMENT

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., as Administrative Agent

	By:	/s/ Joan Mok
	Name:	Joan Mok
	Title:	Vice President

LENDERS:	BANK OF AMERICA, N.A., as a Lender

	By:	/s/ David L. Catherall
	Name:	David L. Catherall
	Title:	Senior Vice President

NEWELL RUBBERMAID INC.

FIRST AMENDMENT

THE CHIBA BANK, LTD.,
NEW YORK BRANCH,
as a Lender,

By:	/s/ Yukihito Inamura
Name:	Yukihito Inamura
Title:	General Manager

NEWELL RUBBERMAID INC.

FIRST AMENDMENT

WILLIAM STREET LLC,
as a Lender,

By:	/s/ Mark Walton
Name:	Mark Walton
Title:	Authorized Signatory

NEWELL RUBBERMAID INC.

FIRST AMENDMENT

FIRST HAWAIIAN BANK
as a Lender,

By:	/s/ Dawn Hofman
Name:	Dawn Hofman
Title:	Vice President

NEWELL RUBBERMAID INC.

FIRST AMENDMENT

THE ROYAL BANK OF SCOTLAND PLC,
as a Lender,

By:	/s/ William McGinty
Name:	William McGinty
Title:	Senior Vice President

NEWELL RUBBERMAID INC.

FIRST AMENDMENT

BNP PARIBAS,
as a Lender,

By:	/s/ Andrew Strait
Name:	Andrew Strait
Title:	Managing Director

By:	/s/ Fikret Durmus
Name:	Fikret Durmus
Title:	Vice President

NEWELL RUBBERMAID INC.

FIRST AMENDMENT

RBC BANK USA,
as a Lender,

By:	/s/ James Pryor
Name:	James Pryor
Title:	Managing Director

NEWELL RUBBERMAID INC.

FIRST AMENDMENT

CREDIT SUISSE, CAYMAN ISLANDS BRANCH,
as a Lender,

By:	/s/ Doreen Barr
Name:	Doreen Barr
Title:	Vice President

By:	/s/ Christopher Reo Day
Name:	Christopher Reo Day
Title:	Associate

NEWELL RUBBERMAID INC.

FIRST AMENDMENT

THE NORTHERN TRUST COMPANY,
as a Lender,

By:	/s/ Kathryn Schad Reuther
Name:	Kathryn Schad Reuther
Title:	Vice President

NEWELL RUBBERMAID INC.

FIRST AMENDMENT

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender,

By:	/s/ William M. Ginn
Name:	William M. Ginn
Title:	Executive Officer

NEWELL RUBBERMAID INC.

FIRST AMENDMENT

ING BANK N.V. DUBLIN BRANCH,
as a Lender,

By:	/s/ Emma Condon
Name:	Emma Condon
Title:	Vice President

By:	/s/ Aidan Neill
Name:	Aidan Neill
Title:	Director

NEWELL RUBBERMAID INC.

FIRST AMENDMENT

BANK OF COMMUNICATIONS CO., LTD.,
NEW YORK BRANCH
as a Lender,

By:	/s/ Shelley He
Name:	Shelley He
Title:	Deputy General Manager

NEWELL RUBBERMAID INC.

FIRST AMENDMENT

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD,
as a Lender,

By:	/s/ Mario Iarriccio
Name:	Mario Iarriccio
Title:	Authorized Signatory

NEWELL RUBBERMAID INC.

FIRST AMENDMENT

BARCLAYS BANK PLC
as a Lender,

By:	/s/ Nicholas A. Bell
Name:	Nicholas A. Bell
Title:	Director

NEWELL RUBBERMAID INC.

FIRST AMENDMENT

REGIONS BANK
as a Lender,

By:	/s/ Stephen H. Lee
Name:	Stephen H. Lee
Title:	Senior Vice President

NEWELL RUBBERMAID INC.

FIRST AMENDMENT

CITIBank, N.A.
as a Lender,

By:	/s/ Kirk Lakeman
Name:	Kirk Lakeman
Title:	Vice President

NEWELL RUBBERMAID INC.

FIRST AMENDMENT

J.P. MORGAN CHASE BANK, N.A.,
as a Lender,

By:	/s/ Anthony W. White
Name:	Anthony W. White
Title:	Vice President

NEWELL RUBBERMAID INC.

FIRST AMENDMENT